Exhibit 21.1

List of Subsidiaries

1	Essex Portfolio, L.P., a California limited partnership
2	Essex Management Corporation, a California corporation
3	Essex Palisades Facilitator, a California limited partnership
4	Essex Sunpointe Limited, a California limited partnership
5	Essex Mirabella Marina Apartments, L.P., a California limited partnership
6	Essex San Ramon Partners L.P., a California limited partnership
7	Essex Fidelity I Corporation, a California corporation
8	Essex Camarillo Corporation, a California corporation
9	Essex Camarillo L.P., a California limited partnership
10	Essex Meadowood, L.P., a California limited partnership
11	Essex Bunker Hill, L.P., a California limited partnership
12	Essex Treetops, L.P., a California limited partnership
13	Essex Bluffs, L.P., a California limited partnership
14	Essex Huntington Breakers, L.P., a California limited partnership
15	Essex Stonehedge Village, L.P., a California limited partnership
16	Essex Bridle Trails, L.P., a California limited partnership
17	Fountain Court Apartment Associates, L.P., a Washington limited partnership
18	Essex Inglenook Court, LLC, a Delaware limited liability company
19	Essex Wandering Creek, LLC, a Delaware limited liability company
20	Essex Columbus, L.P., a California limited partnership
21	Essex Lorraine, L.P., a California limited partnership
22	Essex Glenbrook, L.P., a California limited partnership
23	Essex Euclid, L.P., a California limited partnership
24	Richmond Essex L.P., a California limited partnership
25	Essex Wilshire, L.P., a California limited partnership
26	Essex Wynhaven, L.P., a California limited partnership
27	Jackson School Village, L.P. a California limited partnership
28	Mt. Sutro Terrace Associates Ltd., a California limited partnership
29	Essex Carlyle, L.P., a California limited partnership
30	Essex Dupont Lofts, L.P., a California limited partnership
31	ESG Properties I LLC, a Delaware limited liability company
32	Lineberry Sammamish, LLC, a Washington limited liability company
33	Essex Cochran, L.P., a California limited partnership
34	Essex Kings Road, L.P., a California limited partnership
35	Essex Le Parc, L.P., a California limited partnership
36	Essex Monterey Villas, L.P., a California limited partnership
37	Essex Monterey Villas, LLC, a Delaware limited liability company
38	Essex Jaysac Tasman, L.P., a California limited partnership
39	Western Blossom Hill Investors, a California limited partnership
40	Western Los Gatos I Investors, a California limited partnership
41	Western Highridge Investors, a California limited partnership
42	Western San Jose III Investors, a California limited partnership
43	Western Riviera Investors, a California limited partnership
44	Western Palo Alto II Investors, a California limited partnership
45	Irvington Square Associates, a California limited partnership
46	Western Seven Trees Investors, a California limited partnership
47	Western Las Hadas Investors, a California limited partnership
48	San Pablo Medical Investors, LTD, a California limited partnership
49	Gilroy Associates, a California limited partnership
50	The Oakbrook Company, a Ohio limited partnership
51	Pine Grove Apartment Fund, LTD, a California limited partnership

52	Valley Park Apartments, LTD, a California limited partnership
53	Fairhaven Apartment Fund, LTD, a California limited partnership
54	K-H Properties, a California limited partnership
55	Villa Angelina Apartment Fund, LTD, a California limited partnership
56	Essex Camarillo Oaks 789, L.P., a California limited partnership
57	Essex Emerald Ridge, L.P., a California limited partnership
58	Essex Evergreen Heights, L.P., a California limited partnership
59	Essex Sammamish View, L.P., a California limited partnership
60	Essex Wharfside Pointe, L.P., a California limited partnership
61	Essex CAL-WA, L.P., a California limited partnership
62	Essex Marina City Club, L.P., a California limited partnership
63	Essex Fountain Park Apartments, L.P., a California limited partnership
64	Essex SPE, LLC, a Delaware limited liability company
65	Essex MCC, LLC, a Delaware limited liability company
66	Essex FPA, LLC, a Delaware limited liability company
67	Essex Excess Assets TRS, Inc., a Delaware corporation
68	Essex The Pointe, L.P., a California limited partnership
69	Essex Tierra Vista, L.P., a California limited partnership
70	EMC SPE, LLC, a Delaware limited liability company
71	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
72	Essex VFGP II, L.P., a Delaware limited partnership
73	Essex Vista Belvedere, L.P., a California limited partnership
74	Essex Carlmont Woods Apartments, L.P., a California limited partnership
75	Essex Harbor Cove Apartments, L.P., a California limited partnership
76	Essex Parcwood Apartments, L.P., a California limited partnership
77	Essex Marbrisa Long Beach, L.P., a California limited partnership
78	Essex Regency Tower Apartments, L.P., a California limited partnership
79	Essex Marina City Club, LLC, a Delaware limited liability company
80	Essex Northwest Gateway, LLC, a Delaware limited liability company
81	Essex VFGP II, Inc., a Delaware corporation
82	Essex Lake Merritt, Inc., a California corporation
83	Essex Brighton Ridge, L.P., a California limited partnership
84	Essex Canyon Pointe, L.P., a California limited partnership
85	Essex Tower 801 Apartments, L.P., a California limited partnership
86	Essex Echo Ridge Apartments, L.P., a California limited partnership
87	Essex Morning Run Apartments, L.P., a California limited partnership
88	Essex Enclave Apartments, L.P., a California limited partnership
89	Essex Fairwood Pond, L.P., a California limited partnership
90	Park Hill, LLC, a Washington limited liability company
91	Essex Park Boulevard, L.P., a California limited partnership
92	Essex NBN SPE, LLC, a Delaware limited liability company
93	Essex Gateway Management, LLC, a California limited liability company
94	Essex Eastridge, Inc., a California corporation
95	Essex Tracy Development, Inc., a California corporation
96	Essex Property Financial Corporation, a California corporation
97	Northwest Gateway Apartments, L.P., a California limited partnership
98	Essex Eastlake Union, L.P., a California limited partnership
99	Essex Radford, L.P., a California limited partnership
100	Essex Davey Glen Apartments, L.P., a California limited partnership
101	Essex Renaissance Apartments, L.P., a California limited partnership
102	Essex Topanga Canyon, L.P., a California limited partnership
103	Essex Alderwood Park Apartments, L.P., a California limited partnership
104	Essex View Pointe, LLC, a Delaware limited liability company
105	Essex Alamo, LLC, a Delaware limited liability company
106	Essex Broadway, LLC, a Washington limited liability company
107	Essex HGA, LLC, a Delaware limited liability company

108	Essex Hillsdale Garden Apartments, L.P., a California limited partnership
109	Essex Camino Ruiz Apartments, L.P., a California limited partnership
110	Essex Harvest Park Apartments, L.P., a California limited partnership
111	Belmont Affordable Partners, L.P., a California limited partnership
112	Essex Chestnut Apartments, L.P., a California limited partnership
113	Essex Canyon Oaks Apartments, L.P., a California limited partnership
114	Essex Coldwater Canyon Apartments, L.P., a California limited partnership
115	Essex Esplanade, L.P., a California limited partnership
116	Pacific Western Insurance, LLC, a Hawaii limited liability company
117	Essex Moorpark Apartments, L.P., a California limited partnership
118	Western Mountain View II Investors, a California limited partnership
119	Western San Jose IV Investors Limited Partnership, a California limited partnership
120	Essex Berkeley 4th Street, L.P., a California limited partnership
121	Newport Beach North, LLC, a Delaware limited liability company
122	Essex Summerhill Park, L.P., a California limited partnership
123	Essex Skyline, L.P., a Delaware limited partnership
124	Essex San Fernando, L.P., a California limited partnership
125	Essex Eagle Rim, L.P., a California limited partnership
126	Essex Hillcrest Park, L.P., a California limited partnership
127	Essex The Commons, L.P., a California limited partnership
128	Essex Derian, L.P., a California limited partnership
129	Essex Bella Villagio, L.P., a California limited partnership
130	Essex NoHo Apartments, L.P., a California limited partnership
131	Essex Hillsborough Park, L.P., a California limited partnership
132	Essex Santee Court, L.P., a California limited partnership
133	Essex City View, L.P., a California limited partnership
134	Essex Courtyard, L.P., a California limited partnership
135	Essex Corbella, L.P., a California limited partnership
136	Essex Anavia, L.P., a California limited partnership
137	Essex Waterford, L.P., a California limited partnership
138	Essex 416 on Broadway, L.P., a California limited partnership
139	RP/Essex Skyline Holdings, LLC, a Delaware limited liability company
140	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
141	Essex Queen Anne, LLC, a Delaware limited liability company
142	Essex Wesco, L.P., a California limited partnership
143	Essex Arbors, L.P., a California limited partnership
144	Essex Cadence GP, L.P., a Delaware limited partnership
145	Essex Cadence Owner, L.P., a California limited partnership
146	Cadence San Jose, L.P., a Delaware limited partnership
147	Essex Cadence Manager, L.P., a Delaware limited partnership
148	Essex Warner Center, L.P., a California limited partnership
149	Essex Bellerive, L.P., a California limited partnership
150	Essex Bernard, L.P., a California limited partnership
151	Essex Dublin GP, L.P., a Delaware limited partnership
152	Essex Dublin Owner, L.P., a California limited partnership
153	West Bart Dublin, L.P., a Delaware limited partnership
154	Essex Dublin Manager, L.P., a Delaware limited partnership
155	Essex P.M., L.P., a California limited partnership
156	Essex Redmond Hill CW, L.P., a California limited partnership
157	Essex Redmond Hill NE, L.P., a California limited partnership
158	Essex Monarch I, L.P., a California limited partnership
159	Essex Monarch La Brea Apartments, L.P., a California limited partnership
160	Essex Monarch II, L.P., a Delaware limited partnership
161	Essex Monarch Santa Monica Apartments, L.P.
162	Essex Briarwood, L.P., a California limited partnership
163	Essex The Woods, L.P., a California limited partnership

164	Essex JMS Acquisition, L.P. , a California limited partnership
165	Wesco I, LLC, a Delaware limited liability company
166	Palmer St. Paul Properties, LLC, a Delaware limited liability company
167	Palmer Boston Street Properties I, LLC, a Delaware limited liability company
168	Palmer Boston Street Properties II, LLC, a Delaware limited liability company
169	Santa Clara Square, LLC, a California limited liability company
170	Wesco GP, LLC, a Delaware limited liability company
171	Cadence REIT, LLC, a Delaware limited liability company
172	Dublin REIT, LLC, a Delaware limited liability company
173	Wesco II, LLC, a Delaware limited liability company
174	EssexMonarch GP I, LLC, a Delaware limited liability company
175	EssexMonarch GP II, LLC, a Delaware limited liability company
176	Wesco Redmond CW GP, LLC, a Delaware limited liability company
177	Wesco Redmond NE GP, LLC, a Delaware limited liability company